EXHIBIT 10(h)

                        PAK MAIL CENTERS OF AMERICA, INC.

                         1999 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


     1. Purposes of the Plan. The purposes of this 1999 Incentive and Nonstatutory Employee Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Non-Employee Directors and to promote the success of the Company's business. Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonstatutory stock options," at the discretion of the Board and as reflected in the terms of the written stock option agreement.

     2. Definitions. As used herein, the following definitions shall apply:

          A. "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee is appointed.

          B. "Cause," when used in connection with the termination of an Optionee's employment with or relationship as a director of the Company, shall mean the termination of the Optionee's employment by or relationship as a director of the Company on account of (i) the willful and continued failure by the Optionee substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Optionee in gross misconduct which could reasonably be expected to be materially and demonstrably injurious to the Company. For purposes of this Section 2.B, no act, or failure to act, on an Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

          C. "Change of Control" shall mean any of the following:

               (1) Any Person (an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) ("Beneficial Owner"), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, other than beneficial ownership by an Optionee, the Company, any employee benefit plan of the Company or any person or entity organized, appointed or established pursuant to the terms of any such benefit plan;

               (2) The Company's stockholders approve an agreement to merge or consolidate the Company with another corporation, or an agreement providing for the sale of substantially all of the assets of the




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          Company to one or more corporations, in any case other than with or to a corporation 50% or more of which is controlled by, or is under common control with, the Company; or

               (3) During any two-year period, individuals who at the date on which the period commences constitute a majority of the Board of Directors cease to constitute a majority thereof for any reason;
          provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least a majority of the directors who were directors at the beginning of such period (either actually or by prior operation of this provision), other than any director who is so approved in connection with any actual or threatened contest for election to positions on the Board of Directors.

The Committee may, in its absolute discretion, define the term "Change of Control" to mean, with respect to any Incentive Stock Option, the occurrence of other events in addition to those described in clauses (1) - (3) of this Section 2.C.

          D. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          E. "Common Stock" shall mean the $0.001 par value common stock of the Company.

          F. "Company" shall mean Pak Mail Centers of America, Inc., a Colorado corporation.

          G. "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (A) of Section 4 of the Plan, if one is appointed, or the Board if no committee is appointed.

          H. "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          I. "Disability" shall mean a condition entitling an Optionee to benefits under the long-term disability policy maintained by the Company and applicable to him.

          J. "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

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          K. "Incentive  Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Employee granted an Incentive Stock Option under the Plan.

          L. "Non-Employee Director" shall mean a director who:

               (1) Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company;

               (2) Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission; and

               (3) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

          M. "Nonstatutory Stock Option" shall mean an Option granted under this Plan which does not qualify as an Incentive Stock Option.

          N. "Option" shall mean an Incentive Stock Option, a Nonstatutory Stock
     Option  or  both  as  identified  in  a  written  Stock  Option   Agreement
     representing such stock option granted pursuant to the Plan.

          O. "Optioned Stock" shall mean the Common Stock subject to an Option.

          P. "Optionee" shall mean an Employee or Non-Employee Director who is granted an Option.

          Q. "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          R. "Person" shall mean a "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

          S. "Plan" shall mean this 1999 Incentive and Nonstatutory Employee Stock Option Plan.

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          T.   "Retirement"   shall  mean  the  termination  of  the  Optionee's
     employment  with or  relationship  as a director of the Company on or after
     (i) the first date on which the Optionee has both attained age 55 and completed 5 years of service with the Company or (ii) the date on which the Optionee attains age 65.

          U. "Share" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section 12 of the Plan.

          V. "Stock Option Agreement" shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

          W. "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

          A. Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

               (1) Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph
          (A)(1) of this Section 4 shall be the Board of Directors of the Company). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

               (2) Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.


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          B. Powers of the Board.  Subject to the  provisions  of the Plan,  the
     Board shall have the authority, in its discretion:

               (1) To grant Incentive Stock Options, in accordance with Section 422 of the Code, and Nonstatutory Stock Options or both as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided, however, that in no event shall an Incentive Stock Option and a Nonstatutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a "tandem" exercise arrangement such that the exercise of one such Option affects the Optionee's right to exercise the other Option granted under such Stock Option Agreement;

               (2) To determine, upon review of relevant information and in accordance with Section 9 of the Plan, the Fair Market Value of the Common Stock;

               (3) To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with
          Section 8 of the Plan;

               (4) To determine the Employees or Non-Employee Directors to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

               (5) To interpret the Plan;

               (6) To prescribe, amend and rescind rules and regulations relating to the Plan;

               (7) To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

               (8) To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 7 of the Plan;

               (9) To  authorize  any person to execute on behalf of the Company
          any  instrument   required  to  effectuate  the  grant  of  an  Option
          previously granted by the Board; and

               (10) To make all other determinations deemed necessary or advisable for the administration of the Plan.

          C. Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.

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     5. Eligibility.

          A. Persons Eligible. The persons who shall be eligible to receive Incentive Stock Options pursuant to the Plan shall be such Employees of the Company who are largely responsible for the management, growth and protection of the business of the Company (including without limitation Employee officers of the Company, whether or not they are directors of the Company, but excluding J.S. Corcoran, F. Edward Gustafson, and Donald P. Kelly) as the Committee shall select from time to time. Non-Employee Directors shall be eligible to participate in the Plan in accordance with
     Section 8.

          B. No Effect on Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or other relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or other relationship at any time.

     6. Term of Plan. The Plan became effective on January 1, 1999. It shall continue in effect until December 31, 2008, unless sooner terminated under
Section 14 of the Plan.

     7. Term of Option. The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, if the Option is an Incentive Stock Option, the term of the Option shall be five years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

     8. Options. The Committee may grant Options pursuant to the Plan to Optionees, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

          A. Identification of Options. All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Nonstatutory Stock Options.

          B. Exercise Price. The exercise price of any Nonstatutory Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Nonstatutory Stock Option is granted; provided, that such price may not be less than the minimum price required by law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

          C. Term and Exercise of Options.

               (1) Each Option shall become exercisable with respect to one-third of the number of shares of Common Stock subject to such Option upon the first anniversary of the date on which such Option is granted and with respect to an additional one-third of the number of


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          shares of Common Stock subject thereto on each subsequent  anniversary of such date. Subject to the immediately preceding sentence, each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Stock Option Agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

               (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

               (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Chief Financial Officer, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Optionee. The Optionee may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (a) in cash, by certified check, bank cashier's check or wire transfer or (b) subject to the approval of the Committee, in shares of Common Stock owned by the Optionee and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Chief Financial Officer of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Chief Financial Officer of the Company shall require from time to time.

               (4) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Optionee and delivered to the Optionee as soon as practicable following the effective date on which the Option is exercised.

          D. Limitations on Grant of Incentive Stock Options.

               (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "Incentive Stock Options" (within the meaning of Section 422 of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of the Company as such


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          term is defined in Section 425 of the Code) shall not exceed $100,000.
          Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Optionee shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be Nonstatutory Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Nonstatutory Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

               (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless the per share exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted.

          E. Effect of Termination of Employment.

               (1) In the event that the Optionee's employment with the Company or relationship as a director shall terminate for any reason other than Disability, Retirement, Cause or death (i) Options granted to such Optionee, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the sixtieth (60th) day following such termination, on which date they shall expire, and
          (ii) Options granted to such Optionee, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

               (2) In the event that the Optionee's employment with the Company or relationship as a director shall terminate on account of the Disability, Retirement or death of the Optionee, such Optionee shall be entitled to exercise, at any time or from time to time until the first anniversary of such termination, Options granted to him hereunder to the extent that such Options were exercisable at the time of such termination or would have become exercisable had his employment or other relationship continued until the first anniversary of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

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               (3) In the event of the termination of a Optionee's employment or other relationship for Cause, all outstanding Options granted to such Optionee shall expire at the commencement of business on the date of such termination; provided, however, that no Optionee shall be deemed to have been terminated for Cause during the two year period following any Change of Control.

               (4) In addition to any other acceleration of exercisability provided under this Plan, an Option shall be deemed to be exercisable on the date of the termination of the employment or other relationship of an Optionee with the Company to the extent that the Committee so provides in writing, provided that such acceleration occurs prior to the first anniversary of such termination of employment or other relationship.

          F. Consequences Upon Change of Control. Upon the occurrence of a Change of Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. Options that are granted at such time as there is a pre-existing Acquiring Person shall not be fully and immediately exercisable pursuant to the preceding sentence unless and until there occurs a later Change of Control (including without limitation the existence of a new Acquiring Person).

     9. Fair Market Value. The fair market value per Share on the date of grant shall be determined as follows ("Fair Market Value"):

          A. If the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or such other securities exchange designated by the Board, or admitted to unlisted trading privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the Fair Market Value shall be the closing price of the Common Stock as reported by such exchange or system on the day the Fair Market Value is to be determined, or if no such price is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing price is so reported;

          B. If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the Fair Market Value shall be the average of the last reported highest bid and the lowest asked prices quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the day the Fair Market Value is determined; or

          C. If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, the Fair Market Value shall be determined in such reasonable manner as may be prescribed by the Board.

     10. Exercise of Option. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

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     An Option may not be exercised for a fraction of a Share.

     Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     11. Nontransferability of Options. Unless permitted by the Code, in the case of an Incentive Stock Option, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company other than in connection with a Change in Control, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation, subject to the provisions of Section 8.F above.

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


     13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Optionee a written Stock Option Agreement as provided in Sections 2.V and 17 hereof, setting forth the terms and conditions of such Option and separately identifying the portion of the Option which is an Incentive Stock Option and/or the portion of such Option which is a Nonstatutory Stock Option.

     14. Amendment and Termination of the Plan.

          A. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 18 of the Plan:

               (1) An increase in the number of Shares subject to the Plan above 400,000 Shares, other than in connection with an adjustment under
          Section 12 of the Plan;

               (2) Any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

               (3) Any material amendment under the Plan that would have to be approved by the shareholders of the Company for the Board to continue to be able to grant Incentive Stock Options under the Plan.


          B. Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

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


     As a condition to the existence of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

     16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Stock Option Agreement. Each Option granted to an Optionee shall be evidenced by a written Stock Option Agreement in such form as the Board shall approve.

     18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company on or before December 31, 1999. Such shareholder approval and any shareholder approval required under Section 14 of the Plan, may be obtained at a duly held shareholders meeting by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Company, who are present or represented and entitled to vote thereon, or by unanimous written consent of the shareholders in accordance with the provisions of the Colorado Business Corporation Act.

     19. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     20. Gender. As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

     21. CHOICE OF LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF COLORADO.

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



     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of February 8, 1999.

                                    PAK MAIL CENTERS OF AMERICA, INC.,
                                    a Colorado corporation



                                    By: /s/  John E. Kelly
                                        ----------------------------------------
                                        John E. Kelly, President


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